SCHEDULE 13D

Page 29 of 31

EXHIBIT A

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D Amendment No.1 is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATE: December 19, 2014

FLATONIA ENERGY, LLC

By:	/s/ John K. Howie
Name:	John K. Howie
Title:	President

FLATONIA HOLDINGS, LLC

By: Parallel Resource Partners, LLC, its manager

By:	/s/ Ron Hulme
Name:	Ron Hulme
Title:	Chief Executive Officer

ENERGY RECAPITALIZATION AND RESTRUCTURING FUND, L.P.

By: Parallel Resource Partners, LLC, its general partner

By:	/s/ Ron Hulme
Name:	Ron Hulme
Title:	Chief Executive Officer

ERR FI FLATONIA HOLDINGS, LLC

By: Energy Recapitalization and Restructuring FI, Ltd., its managing member

By:	/s/ Ron Hulme
Name:	Ron Hulme
Title:	Director

SCHEDULE 13D

ENERGY RECAPITALIZATION AND RESTRUCTURING FI, LTD.

By:	/s/ Ron Hulme
Name:	Ron Hulme
Title:	Director

ENERGY RECAPITALIZATION AND RESTRUCTURING FI FUND, L.P.

By: Parallel Resource Partners, LLC, its general partner

By:	/s/ Ron Hulme
Name:	Ron Hulme
Title:	Chief Executive Officer

ERR FI II FLATONIA INTERMEDIATE, L.P.

By: Parallel Resource Partners, LLC, its general partner

By:	/s/ Ron Hulme
Name:	Ron Hulme
Title:	Chief Executive Officer

PARALLEL RESOURCE PARTNERS, LLC

By:	/s/ Ron Hulme
Name:	Ron Hulme
Title:	Chief Executive Officer

BLUESCAPE ENERGY PARTNERS LLC

By:	/s/ C. John Wilder, Jr.
Name:	C. John Wilder, Jr.
Title:	Executive Chairman

BLUESCAPE RESOURCES COMPANY LLC

By:	/s/ C. John Wilder, Jr.
Name:	C. John Wilder, Jr.
Title:	Executive Chairman

/s/ C. John Wilder, Jr.
C. John Wilder Jr.

SCHEDULE 13D

Page 3 1 of 31

CARLSON ENERGY PARTNERS I, LLC

By:	/s/ Clint D. Carlson
Name:	Clint D. Carlson
Title:	Chairman

CARLSON ENERGY CORP.

By:	/s/ Clint D. Carlson
Name:	Clint D. Carlson
Title:	President

/s/ Clint D. Carlson
Clint D. Carlson

/s/ Ron Hulme
Ron Hulme

/s/ John K. Howie
John K. Howie